UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report  (Date of earliest event reported):  August 14, 2002

CUMMINS INC.
(Exact name of registrant as specified in its charter)

Indiana (State or other Jurisdiction of Incorporation)	1-4949 (Commission File Number)	35-0257090 (I.R.S. Employer Identification No.)

500 Jackson Street
P. O. Box 3005
Columbus, IN 47202-3005
(Principal Executive Office) (Zip Code)

Registrant's telephone number, including area code: (812) 377-5000

Item 9. Regulation FD Disclosure

On August 14, 2002, each of the Principal Executive Officer, Theodore M. Solso, and Principal Financial Officer, Tom Linebarger, of Cummins Inc. submitted to the Securities and Exchange Commission sworn statements pursuant to Securities and Exchange Commission Order No. 4-460.

A copy of each of these statements is attached hereto as an Exhibit (99.1 and 99.2).

SIGNATURE

Pursuant to the requirements of the Securities Exchange act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Cummins Inc.
/s/ Susan K. Carter ______________________________ Susan K. Carter Vice President - Corporate Controller and Principal Accounting Officer
Date: August 14, 2002

EXHIBIT INDEX

Exhibit No.	Description
99.1	Statement under Oath of Principal Executive Officer dated August 14, 2002
99.2	Statement under Oath of Principal Financial Officer dated August 14, 2002